Exhibit 99.1

FOR IMMEDIATE RELEASE

Press Release	Contacts:
AIG	Jon Diat (Media): 212-770-3505; jon.diat@aig.com
175 Maiden Lane	Liz Werner (Investors): 212-770-7074; elizabeth.werner@aig.com
New York, NY
10038 www.aig.com

AIG COMMENCES TENDER OFFERS FOR UP TO $1.5 BILLION PURCHASE PRICE OF CERTAIN DEBT SECURITIES

NEW YORK, June 12, 2014 – American International Group, Inc. (NYSE: AIG) today commenced (i) a cash tender offer for the junior subordinated debentures (the “Junior Offer”) listed in Table I below (the “Junior Debt Securities”) and (ii) a cash tender offer for the senior notes and debentures (the “Senior Offer”) listed in Table II below (the “Senior Debt Securities” and, together with the Junior Debt Securities, the “Securities”). The aggregate principal amount of Junior Debt Securities AIG can purchase in the Junior Offer is limited to the amount AIG can purchase for (a) $1.0 billion plus (b) the difference between $500 million and the aggregate purchase price of the Senior Debt Securities AIG purchases in the Senior Offer if such purchase price is less than $500 million. The aggregate principal amount of Senior Debt Securities AIG can purchase in the Senior Offer is limited to the amount AIG can purchase for (a) $500 million plus (b) the difference between $1.0 billion and the aggregate purchase price of the Junior Debt Securities AIG purchases in the Junior Offer if such purchase price is less than $1.0 billion. The complete terms of the tender offers are set forth in an offer to purchase, dated today (the “Offer to Purchase”), and the related letter of transmittal (the “Letter of Transmittal”).

The Early Participation Date for the tender offers is 5:00 p.m., New York City time, on June 25, 2014 (the “Early Participation Date”), and the Expiration Date is 11:59 p.m., New York City time, on July 10, 2014 (in each case, subject to extension). The price paid for each series of Securities will be calculated on the basis of the yield to maturity of the applicable reference security set forth in Table I or II at 2:00 p.m., New York City time, on the Early Participation Date in the case of the Securities denominated in U.S. Dollars or 2:00 p.m., London time, on the Early Participation Date in the case of Securities denominated in Sterling or Euro, plus the applicable fixed spread set forth in Table I or II, determined as more fully described in the Offer to Purchase. If the Junior Offer is oversubscribed, AIG will accept for payment all Junior Debt Securities validly tendered on a prorated basis. If the Senior Offer is oversubscribed, AIG will accept for payment all Senior Debt Securities validly tendered in accordance with the acceptance priority levels set forth in Table II. If there are sufficient remaining funds to purchase some, but not all, of the remaining tendered Senior Debt Securities of a series, AIG will accept for payment such tendered Senior Debt Securities on a prorated basis. The Payment Date will be promptly following the Expiration Date and is expected to be on or about July 14, 2014.

Securities that are accepted in either of the tender offers will be purchased, retired and cancelled by the relevant issuer.

FOR IMMEDIATE RELEASE

The Junior Debt Securities subject to purchase and other information relating to the Junior Offer are listed in Table I below:

Table I - Junior Debt Securities

Title of Security and Security Identifier	Issuer	Applicable Call / Maturity Date	Principal Amount Outstanding	Authorized Denominations	Early Participation Amount(1)	Fixed Spread (basis points)	Reference Security	Reference Page	Hypothetical Total Consideration(2)
5.75% Series A-2 Junior Subordinated Debentures ISIN: XS0291641420	AIG	March 15, 2017	£244.0	£50,000 and integral multiples thereof	£50	250	1.75% UK Treasury Stock due January 22, 2017	Bloomberg DMO2	£1,053.35

8.000% Series A-7 Junior Subordinated Debentures ISIN: XS0365324838 (144A) XS0365323608 (Reg. S)	AIG	May 22, 2018	€127.0	€50,000 and integral multiples thereof	€50	185	4.00% German Bunds due January 4, 2018	Bloomberg PXGE	€1,219.84

8.625% Series A-8 Junior Subordinated Debentures ISIN: XS0365317113 (144A) XS0365314284 (Reg. S)	AIG	May 22, 2018	£138.2	£50,000 and integral multiples thereof	£50	150	5.00% UK Treasury due March 7, 2018	Bloomberg DMO2	£1,201.66

8 1⁄2% Junior Subordinated Debentures due 2030 CUSIP: 00138GAA7 ISIN: US00138GAA76	AIG Life Holdings, Inc.(3)	July 1, 2030	$280.7	$1,000 and integral multiples thereof	$50	185	3.625% U.S. Treasury Bonds due February 15, 2044	Bloomberg PX1	$1,340.36

6.25% Series A-1 Junior Subordinated Debentures CUSIP: 026874BE6 ISIN: US026874BE68	AIG	March 15, 2037	$608.7	$100,000 and integral multiples of $1,000 in excess thereof	$50	188	3.625% U.S. Treasury Bonds due February 15, 2044	Bloomberg PX1	$1,118.58

8.175% Series A-6 Junior Subordinated Debentures CUSIP: 026874BS5 U02687BW7 (Reg. S) 026874BR7 (144A) ISIN: USU02687BW75 (Reg. S) US026874BR71 (144A)	AIG	May 15, 2038	$3,632.6	$1,000 and integral multiples thereof	$50	188	3.625% U.S. Treasury Bonds due February 15, 2044	Bloomberg PX1	$1,379.44

7.57 % Junior Subordinated Deferrable Interest Debentures, Series A CUSIP: 00138GAB5 ISIN: US00138GAB59	AIG Life Holdings, Inc.(3)	December 1, 2045	$272.3	$100,000 and integral multiples of $1,000 in excess thereof	$50	198	3.625% U.S. Treasury Bonds due February 15, 2044	Bloomberg PX1	$1,318.61

8 1⁄8% Junior Subordinated Deferrable Interest Debentures, Series B CUSIP: 00138GAC3 ISIN: US00138GAC33	AIG Life Holdings, Inc.(3)	March 15, 2046	$445.0	$100,000 and integral multiples of $1,000 in excess thereof	$50	203	3.625% U.S. Treasury Bonds due February 15, 2044	Bloomberg PX1	$1,393.29

(1)	The Total Consideration payable for each $1,000, £1,000 or €1,000 principal amount of Securities validly tendered on or prior to the Early Participation Date and accepted for purchase includes the Early Participation Amount.
(2)	Per $1,000, £1,000 or €1,000 principal amount of Securities validly tendered and accepted for purchase. The hypothetical Total Consideration for each series of Securities was determined using the yield to maturity of the applicable reference security at 2:00 p.m., New York City time, on June 11, 2014 in the case of the Securities denominated in U.S. Dollars or 2:00 p.m., London time, on June 11, 2014, in the case of Securities denominated in Sterling or Euro.
(3)	Guaranteed by AIG.

FOR IMMEDIATE RELEASE

The Senior Debt Securities subject to purchase and other information relating to the Senior Offer are listed in Table II below:

Table II - Senior Debt Securities

Title of Security and Security Identifier	Issuer	Applicable Call / Maturity Date	Principal Amount Outstanding	Acceptance Priority Level	Authorized Denominations	Early Participation Amount(1)	Fixed Spread (basis points)	Reference Security	Reference Page	Hypothetical Total Consideration(2)
8 1⁄8% Debentures Due April 28, 2023 CUSIP: 866930AB6 ISIN: US866930AB63	SunAmerica Inc.(3)	April 28, 2023	$100.0	1	$1,000 and integral multiples thereof	$50	140	2.5% U.S. Treasury Bonds due May 15, 2024	Bloomberg PX1	$1,299.77

6.765% Sterling Notes Due November 15, 2017 ISIN: XS0827565663 ISIN: XS0702072900 (144A) XS0702072819 (Reg. S)	AIG	November 15, 2017	£662.2	2	£100,000 and any multiple of £1,000 in excess thereof	£50	110	1.75% UK Treasury Stock due January 22, 2017	Bloomberg DMO2	£1,144.88

6.797% Euro Notes Due November 15, 2017 ISIN: XS0827566711 ISIN: XS0702072140 (144A) XS0702071928 (Reg. S)	AIG	November 15, 2017	€160.9	3	€100,000 and integral multiples of €1,000 in excess thereof	€50	85	0.5% German Bunds due April 7, 2017	Bloomberg PXGE	€1,191.24

7 1⁄2% Notes Due 2025 CUSIP: 026351AU0 ISIN: US026351AU04	AIG Life Holdings, Inc.(4)	July 15, 2025	$150.0	4	$1,000 and integral multiples thereof	$50	118	2.5% U.S. Treasury Bonds due May 15, 2024	Bloomberg PX1	$1,328.28

6.400% Notes due 2020 CUSIP: 026874BW6 ISIN: US026874BW66	AIG	December 15, 2020	$1,500.0	5	$2,000 and any multiple of $1,000 in excess thereof	$50	115	1.5% U.S. Treasury Notes due May 31, 2019	Bloomberg PX1	$1,207.34
6 5⁄8% Notes Due 2029 CUSIP: 026351AZ9 ISIN: US026351AZ90	AIG Life Holdings, Inc.(4)	February 15, 2029	$150.0	6	$1,000 and integral multiples thereof	$50	168	2.5% U.S. Treasury Bonds due May 15, 2024	Bloomberg PX1	$1,247.71

5.850% Medium-Term Notes, Series G, due January 16, 2018 CUSIP: 02687QDG0 ISIN: US02687QDG01	AIG	January 16, 2018	$2,500.0	7	$2,000 and any multiple of $1,000 in excess thereof	$50	10	1.5% U.S. Treasury Notes due May 31, 2019	Bloomberg PX1	$1,137.25

6.820% Dollar Notes Due November 15, 2037 CUSIP: 026874CW5 (144A) CUSIP: U02687 CJ5 (Reg. S) ISIN: US026874CW57 ISIN: US026874CE59 (144A) ISIN: USU02687CJ55 (Reg. S)	AIG	November 15, 2037	$256.2	8	$150,000 and any multiple of $1,000 in excess thereof	$50	95	3.625% U.S. Treasury Bonds due February 15, 2044	Bloomberg PX1	$1,348.76

5.60% Medium-Term Notes, Series G, due October 18, 2016 CUSIP: 02687QBC1 ISIN: US02687QBC15	AIG	October 18, 2016	$750.0	9	$1,000 and any multiple of $1,000 in excess thereof	$50	70	0.375% U.S. Treasury Notes due May 31, 2016	Bloomberg PX1	$1,099.57

(1)	The Total Consideration payable for each $1,000, £1,000 or €1,000 principal amount of Securities validly tendered on or prior to the Early Participation Date and accepted for purchase includes the Early Participation Amount.
(2)	Per $1,000, £1,000 or €1,000 principal amount of Securities validly tendered and accepted for purchase. The hypothetical Total Consideration for each series of Securities was determined using the yield to maturity of the applicable reference security at 2:00 p.m., New York City time, on June 11, 2014 in the case of the Securities denominated in U.S. Dollars or 2:00 p.m., London time, on June 11, 2014, in the case of Securities denominated in Sterling or Euro.
(3)	All obligations of SunAmerica Inc. were assumed by AIG in 1999.
(4)	Guaranteed by AIG.

FOR IMMEDIATE RELEASE

This press release, including the following, is qualified in its entirety by the Offer to Purchase, and, where applicable, the Letter of Transmittal.

The following is a brief summary of certain key elements of the planned tender offers:

•	Holders who validly tender and who do not validly withdraw their Securities at or prior to the Early Participation Date, and whose tenders are accepted for purchase, will receive the Total Consideration.

•	Holders who validly tender Securities after the Early Participation Date but at or prior to the Expiration Date, and whose securities are accepted for purchase, will only be eligible to receive the Tender Offer Consideration, which is equal to the Total Consideration less the Early Participation Amount.

•	The cash payable to each holder whose Securities are accepted for purchase by AIG will include a cash payment representing the accrued interest on those Securities to, but excluding, the date of payment.

•	Tenders of Securities may be validly withdrawn at any time at or prior to 5:00 p.m., New York City time, on June 25, 2014, but not thereafter. AIG reserves the right, but is under no obligation, to increase the maximum amount of the Securities sought in either of the tender offers. In the event of any such increase, AIG will not be obligated (except as required by applicable law) to extend the Early Participation Date, the withdrawal date or the Expiration Date of the affected tender offer.

•	Consummation of the tender offers is subject to a number of conditions, including the absence of any adverse legal and market developments. Subject to applicable law, AIG may waive certain conditions applicable to the tender offers or extend, terminate or otherwise amend the tender offers. The offers are not cross-conditioned and AIG may complete both, either or neither of the tender offers.

AIG has retained Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, J.P. Morgan Securities plc and Wells Fargo Securities, LLC as the Joint Lead Dealer Managers; ANZ Securities, Inc., Mizuho Securities USA Inc., Santander Investment Securities Inc., SMBC Nikko Securities America, Inc. and Standard Chartered Bank as Co-Dealer Managers and ING Financial Markets LLC, Natixis Securities Americas LLC, PNC Capital Markets LLC, Samuel A. Ramirez & Company, Inc., Sandler O’Neill & Partners, L.P. and The Williams Capital Group, L.P. as Junior Co-Dealer Managers, for the tender offers. Global Bondholder Services Corporation is the Information Agent and Depositary for the tender offers. For additional information regarding the terms of the tender offers, please contact: Citigroup Global Markets Inc. at (800) 558-3745 (toll-free) or (212) 723-6106 (collect); Credit Suisse Securities (USA) LLC at (800) 820-1653 (toll-free) or (212) 538-2147 (collect); J.P. Morgan Securities LLC at (866) 834-4666 (toll-free) or (212) 834-4811 (collect); J.P. Morgan Securities plc at (+44) 20 7134 3414 (collect) or Wells Fargo Securities, LLC at (866) 309-6316 (toll-free) or (704) 410-4760 (collect). Requests for documents and questions regarding the tendering of Securities may be directed to Global Bondholder Services Corporation by telephone at (212) 430-3774 (for banks and brokers only), (866) 470-3800 (for all others toll-free) or +001-212-430-3774 (international), by email at aig@gbsc-usa.com and online at www.gbsc-usa.com/aig.

This news release does not constitute an offer or an invitation by AIG to participate in the tender offers in any jurisdiction in which it is unlawful to make such an offer or solicitation in such jurisdiction.

Certain statements in this press release, including those describing the completion of the tender offers, constitute forward-looking statements. These statements are not historical facts but instead represent only AIG’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside AIG’s control. It is possible that actual results will differ, possibly materially, from the anticipated results indicated in these statements. Factors that could cause actual results to differ, possibly materially, from those in the forward-looking statements are discussed throughout AIG’s periodic filings with the SEC pursuant to the Securities Exchange Act of 1934.

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FOR IMMEDIATE RELEASE

American International Group, Inc. (AIG) is a leading international insurance organization serving customers in more than 130 countries and jurisdictions. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

Additional information about AIG can be found at www.aig.com | YouTube: www.youtube.com/aig | Twitter: @AIGInsurance | LinkedIn: http://www.linkedin.com/company/aig

AIG is the marketing name for the worldwide property-casualty, life and retirement, and general insurance operations of American International Group, Inc. For additional information, please visit our website at www.aig.com. All products and services are written or provided by subsidiaries or affiliates of American International Group, Inc. Products or services may not be available in all countries, and coverage is subject to actual policy language. Non-insurance products and services may be provided by independent third parties. Certain property-casualty coverages may be provided by a surplus lines insurer. Surplus lines insurers do not generally participate in state guaranty funds, and insureds are therefore not protected by such funds.